UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     September 10, 2009

CHINA ARCHITECTURAL ENGINEERING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33709	51-05021250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 Baishi Road, Jiuzhou West Avenue, Zhuhai 519070 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	0086-756-8538908

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

KGE Group Limited entered into a pre-arranged stock trading plan dated September 10, 2009 in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, to sell shares of common stock in China Architectural Engineering, Inc. (the “Company”).  Pursuant to the terms of the trading plan, no more than 1,000,000 shares of common stock may be sold under the trading plan.  Sales under the stock trading plan, which are subject to minimum price limits, will not commence earlier than October 12, 2009, which is 30 days from the date of the trading plan.

As of the date of this Form 8-K, KGE Group Limited beneficially owned 24,195,287 shares of Company common stock.  KGE Group Limited is the largest shareholder of the Company.  Luo Ken Yi, Ye Ning and Tang Nianzhong are directors of KGE Group Limited. In addition, Luo Ken Yi, Ye Ning and Tang Nianzhong own approximately 70%, 10% and 10% respectively, of KGE Group Limited's issued and outstanding shares. In addition, KGE Holding Limited owns approximately 5% of the issued and outstanding shares of KGE Group Limited, of which is owned by Luo Ken Yi and his brother.  Luo Ken Yi is the Chief Executive Office and Chairman of the Board of the Company, Ye Ning is a Director and Vice President of the Company, and Tang Nianzhong is a Director and Vice President, China Operations of the Company.

Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, permits corporate officers and directors to adopt written pre-arranged stock trading plans when they are not in possession of material, non-public information. To the extent required, proposed and actual transactions will be disclosed publicly through Form 144 and Form 4 filings, respectively, with the Securities and Exchange Commission. The Form 4 filings also will be posted in the investor relations section of the Company's Web site. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 pre-planned stock trading plans of Company officers, nor to report modifications or terminations of the aforementioned 10b5-1 Plan or the plan of any other individual.

The information reported under Item 7.01 in this Current Report on Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2009	CHINA ARCHITECTURAL ENGINEERING, INC.

	By:	Luo Ken Yi
	Name:	Luo Ken Yi
	Title:	Chief Executive Officer